                                                                               .
                                                                               .
                                                                               .


                                                                    Exhibit 99.1

CONTACTS:  Media Contact:                        Investor/Financial Analyst Contact:
           Player Pate                           Heidi Jennison
           Internet Security Systems             Internet Security Systems
           404-236-4018                          404-236-4053
           ppate@iss.net                         hjennison@iss.net


FOR IMMEDIATE RELEASE


INTERNET SECURITY SYSTEMS REPORTS FIRST QUARTER RESULTS

ALSO PROVIDES UPDATED GUIDANCE

          ATLANTA, GA. -- April 17, 2003 -- Internet Security Systems,
Inc. (Nasdaq: ISSX), a leading global provider of enterprise security solutions, today announced financial results for the first quarter ended March 31, 2003. Additionally, the Company is providing its business outlook for the second quarter ending June 30, 2003 and updating its outlook for the full year.

FIRST QUARTER 2003 REVENUES

          Revenues were $59,453,000 for the first quarter of 2003, a 2% increase compared with first quarter 2002 revenues of $58,377,000 and a 6% decrease compared with revenues of $63,109,000 for the fourth quarter of 2002.

GAAP EARNINGS

         Reported net income under generally accepted accounting principles
(GAAP) for the first quarter of 2003 was $5,362,000, or $.11 per diluted share, compared to net income of $3,369,000 or $.07 per diluted share, in the first quarter of 2002 and a net loss of $12,056,000, or $.25 per diluted share, in the fourth quarter of 2002.

PRO FORMA EARNINGS

         Pro forma net income for the first quarter of 2003 was $6,464,000, or $.13 per diluted share, compared to $4,723,000, or $.10 per diluted share, in the first quarter of 2002 and $7,444,000, or $.15 per diluted share, in the fourth quarter of 2002.

         Pro forma net income excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles, compensation charges for unvested stock options and in-process research and development, as stated and reconciled on the accompanying Consolidated Statements of Operations.

          "We are pleased with our overall results this quarter and especially excited by the tremendous level of interest in our new Proventia lines of Dynamic Threat Protection products," said Tom Noonan, chairman, president and chief executive officer of Internet Security Systems. "Our customers desire more simplified and cost-effective approaches to enterprise security, but they are unwilling to compromise on the best of breed capabilities to detect and prevent the ever-changing threats that are more destructive than ever."

BUSINESS HIGHLIGHTS TO DATE

         ISS continues to distinguish itself from its competitors by providing the most up-to-date and first-to-know protection through its world-renowned X-Force(TM) research and development team. In the first quarter, ISS researched more than 1,350 new worms and vulnerabilities for the protection of its customers, including the well-publicized SQL Slammer, Sendmail and WebDAV attacks. ISS' X-Force organization was the first to detect, name and initiate analysis of the SQL Slammer worm, pioneered the discovery of a serious vulnerability in Sendmail and initiated analysis that confirmed a serious vulnerability in WebDAV on the vendor's behalf. In each of these cases, ISS was one of only a handful of vendors to provide its customers with an effective solution to protect them from these critical threats.

         ISS extended its presence in the security appliance market by introducing the first series in its Proventia(TM) family of protection appliances, the Proventia A Series. ISS Proventia A Series appliances deliver ISS' advanced network protection in a way that significantly reduces the time and effort customers traditionally spend acquiring and deploying protection software and hardware, freeing valuable IT resources for more critical projects. The Proventia A Series is another significant component of Internet Security Systems' Dynamic Threat Protection(TM) enterprise security platform and maximizes ISS customers' existing security investment by working cohesively with ISS' RealSecure(R), Internet Scanner(R) and SiteProtector(TM) offerings.

         ISS selected Global Knowledge, a global provider of IT education and training solutions, as its Premiere National Authorized Training Partner during the quarter. The partnership brings ISS' X-Force Education Services Authorized Training Center (ATC) Program to new markets throughout the United States.

         Internet Security Systems also appointed Heath Thompson to vice president, engineering. Mr. Thompson has been associated with ISS for several years as a consultant and brings to the company a wealth of security technology knowledge, experience and familiarity with the ISS engineering organization. Greg Gilliom, former vice president of engineering, continues with ISS in the role of technology strategist.

UPDATED BUSINESS OUTLOOK FOR 2003

         The following statements are based on current expectations for the second quarter and fiscal year 2003 regarding ISS' revenues and earnings per share. These statements are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. ISS will keep its earnings release and published expectations publicly available on its web site (www.iss.net). Prior to the start of ISS' quiet period, the public can continue to rely on the expectations published in this earnings release and web site as being its current expectations on matters covered, unless ISS publishes a notice stating otherwise. Towards the end of each fiscal quarter, ISS will have a "quiet period" when ISS and its representatives will not comment concerning previously published financial expectations, and we disclaim any obligation to update during the quiet period. The public should not rely on previously published expectations during the quiet period. ISS' quiet period at the end of the second quarter is expected to run from June 15, 2003 until the earnings are released in July 2003.

         Coming off the difficult first quarter, ISS built this guidance on the premise that the enterprise spending environment will remain difficult for most of the balance of 2003. Accordingly, ISS intends to continue its focus on business efficiencies until such time as there are indications that spending intentions are strengthening. Our guidance reflects this emphasis as earnings per share is expected to grow faster than revenues in 2003.

         For the year ending December 31, 2003, ISS is updating its guidance to revenues in the range of $248,000,000 to $260,000,000 and pro forma net income of $.57 to $.65 per diluted share. For the quarter ending June 30, 2003, ISS currently expects to achieve revenues in the range of $60,000,000 to $64,000,000 and pro forma net income in the range of $.13 to $.15 per diluted share. Pro forma net income excludes the after-tax impact of non-cash acquisition related expenses, as stated and reconciled in the accompanying Business Outlook Reconciliation table.

 EARNINGS CONFERENCE CALL

         The Company's conference call regarding this press release is being held April 17, 2003, at 4:30 p.m. Eastern Daylight Time and can be accessed as follows:

DATE/TIME: Thursday, April 17, 2003 at 4:30 p.m. Eastern

DIAL IN:
Domestic                     888-809-8970
International                712-257-3322
Passcode                     ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net (click on About ISS, then Investor Relations, then Conference Calls) and will remain accessible until May 31, 2003. A rebroadcast of the teleconference will be available from 5:00 p.m., April 17 until 5:00 p.m., April 24, 2003.

REBROADCAST DIAL IN:
Domestic                     800-867-1934
International                402-280-1687
Passcode                     ISSX (or 4779)

Additional investor information can be accessed on the Internet Security Systems web site or by contacting the Investor Relations department at 888-901-7477.

ABOUT INTERNET SECURITY SYSTEMS, INC.

         Internet Security Systems, Inc. is a world leader in Dynamic Threat Protection products and services that protect critical information assets from an ever-changing spectrum of threats and misuse. Products from Internet Security Systems dynamically detect, prevent and respond to sophisticated threats to networks, servers and desktops. Services include 24/7 system monitoring, emergency response and access to the X-Force, Internet Security Systems' renowned research and development team. Internet Security Systems is the trusted security provider for more than 11,000 corporate customers, including all of the Fortune 50, the top 10 largest U.S. securities firms, 10 of the world's largest telecommunications companies and major agencies and departments within U.S. local, state and federal governments. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 888-901-7477.

                                      # # #

FORWARD-LOOKING STATEMENTS AND PRO FORMA RESULTS

This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook and statements regarding transactions not yet completed, new products, products under development and related plans. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; product and price competition; ISS' ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS' ability to assimilate acquisitions or investments; ISS' ability to attract and retain key personnel; reliance on distribution channels through which ISS' products are sold; the growth in the acceptance and use of the Internet and of private Internet-based networks or "intranets"; the extent to which unauthorized access to and use of online information is perceived as a threat to network security; the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2002 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at "http://www.sec.gov".

ISS believes that Pro Forma Earnings, excluding the after-tax effect of non-cash acquisition charges and gains related to the issuance of subsidiary shares, is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating and other financial information as determined under accounting principles generally accepted in the United States of America. ISS believes that its presentation of pro forma earnings and pro forma operating margin provides useful information to investors as a measure of operating performance basic to the its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses the pro forma earnings measure to provide its forward-looking guidance and compare with financial analysts estimates, and uses pro forma earnings and operating margin measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems, X-Force, Dynamic Threat Protection, Proventia and SiteProtector are trademarks, and RealSecure and Internet Scanner are registered trademarks of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                            THREE MONTHS ENDED
                                                                 --------------------------------------
                                                                 MARCH 31,     DECEMBER 31,     MARCH 31,
                                                                   2003           2002           2002
                                                                 --------       --------       --------
Revenues:
     Product licenses and sales                                  $ 26,264       $ 30,543       $ 30,213
     Subscriptions                                                 26,898         25,682         20,322
     Professional services                                          6,291          6,884          7,842
                                                                 --------       --------       --------
                                                                   59,453         63,109         58,377

Costs and expenses:
     Cost of revenues:
          Product licenses and sales                                1,441          1,089          2,327
          Subscriptions and professional services                  12,348         12,496         12,509
                                                                 --------       --------       --------
     Total cost of revenues                                        13,789         13,585         14,836

     Research and development                                       9,671          9,160          8,607
     Sales and marketing                                           21,176         23,310         22,687
     General and administrative                                     5,540          6,077          5,444

     Charge for in-process research & development                      --         18,537             --
     Amortization of intangibles & stock based compensation         1,404          1,388          1,496
                                                                 --------       --------       --------
                                                                   51,580         72,057         53,070

Operating income (loss)                                             7,873         (8,948)         5,307

Interest income, net                                                  643            763            730
Minority interest                                                     (88)            86           (139)
Other income (expense)                                                 24            (45)           (37)
Exchange gain (loss)                                                  244           (150)            23
                                                                 --------       --------       --------
Income (loss) before income taxes                                   8,696         (8,294)         5,884
Provision for income taxes                                          3,334          3,762          2,515
                                                                 --------       --------       --------
Net income (loss)                                                $  5,362       $(12,056)      $  3,369
                                                                 ========       ========       ========

Basic net income (loss) per share of Common Stock                $   0.11       $  (0.25)      $   0.07
                                                                 ========       ========       ========
Diluted net income (loss) per share of Common Stock              $   0.11       $  (0.25)      $   0.07
                                                                 ========       ========       ========
Weighted average number of shares:
   Basic                                                           49,539         49,047         48,037
                                                                 ========       ========       ========
   Diluted                                                         49,963         49,715         49,148
                                                                 ========       ========       ========

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

   PRO FORMA RESULTS FOR THE THREE MONTHS ENDED MARCH 31, 2003, DECEMBER 31, 2002 AND MARCH 31, 2002 EXCLUDING AMORTIZATION AND STOCK-BASED COMPENSATION EXPENSE AND CHARGE FOR IN-PROCESS RESEARCH AND DEVELOPMENT:

                                                                                        THREE MONTHS ENDED
                                                                               ------------------------------------
                                                                               MARCH 31,     DECEMBER 31,   MARCH 31,
                                                                                 2003           2002          2002
                                                                               -------       --------        ------
Operating income (loss)                                                        $ 7,873       $ (8,948)       $5,307
Add back amortization of intangibles and stock-based compensation expense        1,404          1,388         1,496
Add back charge for in-process research & development                               --         18,537            --
                                                                               -------       --------        ------
Pro forma operating income                                                       9,277         10,977         6,803
Other income, net                                                                  823            654           577
                                                                               -------       --------        ------
Pro forma income before taxes                                                   10,100         11,631         7,380
Provision for income taxes                                                       3,636          4,187         2,657
                                                                               -------       --------        ------
Pro forma net income                                                           $ 6,464       $  7,444        $4,723
                                                                               =======       ========        ======
Pro forma operating margin                                                          16%            17%           12%
                                                                               =======       ========        ======
Pro forma diluted net income per share of Common Stock                         $  0.13       $   0.15        $ 0.10
                                                                               =======       ========        ======

                         INTERNET SECURITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS

                  (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                    MARCH 31,       DECEMBER 31,
                                                                                      2003            2002
                                                                                   ---------       ---------
                                              ASSETS
Current assets:
   Cash and cash equivalents                                                       $ 170,110       $ 148,317
   Marketable securities                                                              46,309          53,999
   Accounts receivable, less allowance for doubtful accounts of
    $3,369 and $2,790 respectively                                                    50,307          56,700
   Inventory                                                                             596           1,055
   Prepaid expenses and other current assets                                           8,701           7,000
                                                                                   ---------       ---------
     Total current assets                                                            276,023         267,071

Property and equipment:
   Computer equipment                                                                 39,759          38,403
   Office furniture and equipment                                                     21,492          21,446
   Leasehold improvements                                                             21,155          21,183
                                                                                   ---------       ---------
                                                                                      82,406          81,032
   Less accumulated depreciation                                                      42,850          39,313
                                                                                   ---------       ---------
                                                                                      39,556          41,719
Restricted marketable securities                                                      14,125          14,690
Goodwill, less accumulated amortization of $27,381                                   200,857         200,464
Other intangible assets, less accumulated amortization of $10,471 and $9,233,
   respectively                                                                       14,136          15,384
Other assets                                                                           7,001           7,240
                                                                                   ---------       ---------
     Total assets                                                                  $ 551,698       $ 546,568
                                                                                   =========       =========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                $   3,836       $   1,765
   Accrued expenses                                                                   18,823          22,332
   Deferred revenues                                                                  54,111          55,587
                                                                                   ---------       ---------
     Total current liabilities                                                        76,770          79,684

Other non-current liabilities                                                          2,647           2,328

Stockholders' equity:
   Preferred stock; $.001 par value; 20,000,000 shares authorized,
    none issued or outstanding                                                            --              --
   Common stock; $.001 par value; 120,000,000 shares authorized,
    49,639,000 and 49,544,000 shares issued and outstanding, respectively                 50              50
   Additional paid-in-capital                                                        467,983         463,779
   Deferred compensation                                                                (418)           (702)
   Accumulated other comprehensive income                                                600             949
   Retained earnings                                                                   7,876           2,514
   Less treasury stock, at cost (281,000 and 133,000 shares, respectively)            (3,810)         (2,034)
                                                                                   ---------       ---------
     Total stockholders' equity                                                      472,281         464,556
                                                                                   ---------       ---------
     Total liabilities and stockholders' equity                                    $ 551,698       $ 546,568
                                                                                   =========       =========

                         BUSINESS OUTLOOK RECONCILIATION

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

                                                             Q2 2003 RANGE                         ANNUAL 2003 RANGE
                                               ------------------------------------      ------------------------------------
                                                   Low end            Upper end              Low end              Upper end
                                               ---------------      ---------------      ---------------      ---------------
Expected revenues                              $    60,000,000      $    64,000,000      $   248,000,000      $   260,000,000
                                               ===============      ===============      ===============      ===============
Expected net income per share                  $          0.11      $          0.13      $          0.49      $          0.57
Add back per share impact of amortization
    of intangibles and stock based
    compensation                               $          0.02      $          0.02      $          0.08      $          0.08
                                               ---------------      ---------------      ---------------      ---------------
Expected pro forma net income per share        $          0.13      $          0.15      $          0.57      $          0.65
                                               ===============      ===============      ===============      ===============